Thornburg Florida
Intermediate Municipal Fund



                                    Thornburg
                                Florida Municipal
as of 3/31/97                    Fund - A Shares


SEC Yield                             4.61%
Taxable Equiv. Yield                  7.65%
NAV                                  $11.88
Max. Offering Price                  $12.31


as of 3/31/97
1 Year                               1.46%
3 Year                               4.80%
Since Inception                      3.51%
Inception Date (2/1/94)

 The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax.
                                                   The  investment  return  and
                                                  principal    value    of    an
                                                  investment  in the  fund  will
                                                  fluctuate   so   that,    when
                                                  redeemed, an investor's shares
                                                  may be worth more or less
                                                  than their original cost.

                                                            Maximum sales charge
                                                   of the Fund's  Class A Shares
                                                   is 3.50%.  The Fund's Class C
                                                   Shares  were   converted   to
                                                   Class A Shares  on April  30,
                                                   1996.


             The data quoted represents past performance and may not be construed as a guarantee of future results.

l e t t e r  t o  s h a r e h o l d e r s

119 East Marcy Street, Santa Fe, New Mexico 87501 (_) (505) 984-0200

Dear Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Florida Intermediate Municipal Fund for the period ending March 31, 1997. This was a period of sharply fluctuating interest rates. The bond bulls insist that a tepid U.S. economy is on the brink of weakness. The bond bears counter that our current economic vigor will persist for the foreseeable future. If you were with us for the entire period, you received dividends of 27.7 cents per share. If you reinvested your dividends, you received 28 cents per share.

Your Thornburg Florida Intermediate Municipal Fund portfolio currently holds over 50 municipal obligations from Florida borrowers. Approximately 83% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 6.7 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:

         % of portfolio maturing within      Cumulative % maturing by end of

                 2 years = 14%                      year 2= 14%
          2 to 4 years =   21%                      year 4= 35%
            4 to 6 years = 12%                      year 6= 47%
            6 to 8 years = 16%                      year 8= 63%
           8 to 10 years = 17%                     year 10= 80%
           10 to 12 years = 7%                     year 12= 87%
         12 to 14 years =   6%                     year 14= 93%
         14 to 16 years =   7%                    year 16= 100%

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well in varying interest rate environments. For instance, the A shares of Thornburg Florida Intermediate Municipal Fund continued to receive "A" letter grades for one and three year performance relative to other intermediate maturity municipal bond funds through March 31, 1997.* These rankings, which were published in The Wall Street Journal, reflect total returns in the top 20% of all short term municipal bond funds for those periods. Your fund has also earned Morningstar's 4 star overall rating.**

Strong forces are acting in opposite ways on U.S. interest rates at this time. The U.S. economy is generally firm and the economies of many developing countries are growing as well. Americans have been net sellers of individual municipal and U.S. government bonds, preferring instead to pour money into stocks, money market funds and, recently, emerging market debt funds. By themselves, these forces should put upward pressure on our interest rates. However, most other developed countries have sluggish economies, much lower interest

*Source: The Wall Street Journal, April 4, 1997. Performance data are supplied by Lipper Analytical Services, Inc., and reflect performance for the 1and 3 year periods ending March 31, 1997. An "A" ranking reflects total returns in the top 20% of all funds within the short term municipal objective, as defined by The Wall Street Journal. The average maturity and average quality of the funds within the short municipal objective may differ. At March 31, 1997, 75 and 66 intermediate municipal funds reported 1-year and 3-year total returns, respectively. Performance calculations used to obtain these rankings assume deduction of all expenses and reinvestment of all distributions, but do not include the effect of any sales charge on total return. A portion of the Fund's income may be subject to the federal alternative minimum tax.

l e t t e r  t o  s h a r e h o l d e r s  (continued)

rates than ours, and currencies that have been depreciating relative to the U.S. dollar. As a result, foreign money has been pouring into the U.S. bond market, lifting bond prices and lowering yields from the levels that would otherwise exist. In the last 2 years, foreign purchases of U.S. Treasury bonds have accounted for more than 100% of the net issuance of Treasury bonds, up from an average of approximately 20% between 1980-1994. The graph below illustrates this trend, which may only now be subsiding. We have positioned your bond portfolio conservatively so as to be able to react quickly to change and take advantage of any opportunities that arise.





















Many municipal bonds issued between 1985 and 1990 have been paid off this year. Money to pay off other bonds prior to maturity already has been raised. You may own municipal bonds or unit trusts which are being redeemed. Your investment in Thornburg Florida Intermediate Municipal Fund will not be redeemed until you sell it. Please remember that you can easily add to your investment each month by authorizing a simple, automatic transfer from your checking account.


Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,




Brian J. McMahon
Managing Director

**Morningstar propriety rating reflects historical risk adjusted performance as of 3/31/97. Ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five star (highest). Morningstar overall ratings are calculated from the funds' three-, five-, and ten year average annual returns and a risk factor that reflects fund performance relative to three month Treasury bill returns. 10% of the funds in an investment category receive five stars, 22.5% receive four stars. THIMX is ranked 4-Stars for the 3 year period and 5-Stars for the 5 year period ending 3/31/97. At 3/31/97, there were 1237 bond funds with 3-year ratings, 601 with 5-year ratings in Morningstar's Municipal Single State Long category.

s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s

Thornburg Florida Intermediate Municipal Fund
March 31, 1997
(unaudited)

ASSETS

Investments, at value (cost $21,751,652)                  $22,075,357
Cash                                                          120,881
Interest receivable                                           401,668
Receivable for fund shares sold                                48,492
Prepaid expenses and other assets                              36,532

                   TOTAL ASSETS                            22,682,930


LIABILITIES

Payable for investment advisor                                 42,394
Dividends payable                                              44,538
Accounts payable and accrued expenses                          47,831


TOTAL LIABILITIES                                             134,763

NET ASSETS                                                $22,548,167

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($22,548,167 applicable to 1,898,163 shares of
 beneficial interest outstanding - Note 4)                     $11.88

Maximum sales charge, 3.50% of offering
price (3.63% of net asset value per share)                        .43

           Maximum Offering Price Per Share                    $12.31

See notes to financial statements.



s t a t e m e n t  o f  o p e r a t i o n s

Thornburg Florida Intermediate Municipal Fund
Six Months Ended March 31, 1997

INVESTMENT INCOME
Interest income (net of premium amortized
of $24,643)                                         $     613,706


EXPENSES
Investment advisory fees (Note 3)                          56,631
Administration fees (Note 3)                               14,158
Distribution and service fees (Note 3)
Class A Shares                                             25,972
Custodian fees                                             10,170
Transfer agent fees                                         9,484
Professional fees                                           4,064
Other expenses                                              3,677

TOTAL EXPENSES                                            124,156
Less:
Expenses deferred by investment adviser (Note 3)          (36,259)

NET EXPENSES                                               87,897

NET INVESTMENT INCOME                                     525,809

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 5)
Net realized loss on investments sold                      (2,455)
Decrease in unrealized appreciation
of investments                                            (48,174)
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                                       (50,629)

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $     475,180

See notes to financial statements.

s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s

Thornburg Florida Intermediate Municipal Fund
(unaudited)
                                            Six Months        Year Ended
                                       Ended March 31, 1997  September 30, 1996

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                          $525,809        $907,536
Net realized loss on investments sold            (2,455)        (32,173)
Increase (Decrease) in unrealized
     appreciation of investments                (48,174)         66,806

            NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS           475,180         942,169
DIVIDENDS TO SHAREHOLDERS:
From net investment income
     Class A Shares                            (525,809)       (893,236)
     Class C Shares                                  --         (14,300)

FUND SHARE TRANSACTIONS -- (Note 4)
     Class A Shares                           3,097,537       4,639,271
     Class C Shares                                  --        (254,264)

NET INCREASE IN NET ASSETS                    3,046,908       4,419,640
NET ASSETS:
            Beginning of period              19,501,259      15,081,619
            End of period                   $22,548,167     $19,501,259

See notes to financial statements.

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

Thornburg Florida Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing five series of shares of beneficial interest in addition to those of the Fund: Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers only one class of shares of beneficial interest, Class A shares. On September 28, 1995, all existing Class B shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value. On April 30, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value.The Fund no longer offers Class B or Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption, and bore both a service fee and a distribution fee, (iii) Class C shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently class specific expenses of the Fund were limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value of the fund, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the under the Trust general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended March 31, 1997 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.



When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s (continued)

Thornburg Florida Intermediate Municipal Fund n o t e s t o f i n a n c i a l s t a t e m e n t s (continued)

Thornburg Florida Intermediate Municipal Fund

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ending March 31, 1997, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund, also the Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Fund, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for such excess. No such reimbursement was required as a result of this limitation. For the six months ended March 31, 1997, the Adviser voluntarily deferred certain operating expenses amounting to $36,259. These expenses may be repaid to the Adviser by the Fund, however such repayment will depend upon the overall level of Fund's expenses for the entire fiscal year ending September 30, 1997.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six month ended March 31, 1997, the Distributor earned commissions aggregating $8,661 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffilliated directors of the Trust is borne by the Trust.

n o t e s  t o  f i n a n c i a l  s t a t e m e n t s  (continued)

Thornburg Florida Intermediate Municipal Fund

Note 4 - SHARES OF BENEFICIAL INTEREST:

At March 31, 1997, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in agregated $22,367,074. Transactions in shares of beneficial interest were as follows:

                                    Six Months Ended            Year Ended
                                     March 31, 1997       to September 30, 1996
--------------------------------------------------------------------------------

                                Shares      Amount       Shares         Amount
Class A Shares
Shares sold                   2,205,517  $26,347,084   2,251,002   $26,896,251
Shares issued to
shareholders
      in reinvestment of
      distributions              20,589      245,883      35,595       433,132
Shares repurchased
                             (1,969,621) (23,495,430) (1,897,693)  (22,690,112)
      Net Increase              256,485   $3,097,537     388,904    $4,639,271

Class C Shares
Shares sold                      --           --          34,572      $413,875
Shares issued to
shareholders
      in reinvestment of
      distributions              --           --             876        10,490
Shares repurchased               --           --         (57,317)     (678,629)
      Net Decrease               --           --         (21,869)    ($254,264)


Note 5 - SECURITIES TRANSACTIONS

For the six month ended March 31, 1997, the Fund had purchase and sale transactions (excluding short-term securities) of $12,929,024 and $10,307,623, respectively.

The cost of investments for Federal income tax purposes is $21,757,058. At March 31, 1997, net unrealized appreciation of investments was $323,705, resulting from $372,089 gross unrealized appreciation and $48,384 gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at March 31, 1997 aggregated $142,613.

For Federal income tax purposes, the Fund has realized capital loss carryforwards of $ 134,752 as of September 30, 1996 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
September  30, 2002 - $30,685,  September  30, 2003 - $71,894 and  September 30,
2004 - $32,173.

f i n a n c i a l  h i g h l i g h t s

Thornburg Florida Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)
                                                                                                  Period from
                                          Six Months                                             Feb.1, 1994 (a)
                                            Ending         Year Ended September 30,               September 30,
                                             1997           1996              1995                       1994
Class of Shares:                               A              A                 A                          A

Net asset value, beginning of period          $11.88          $11.83            $11.54                 $12.06
Income  from  investment
operations:
Net investment income                            .28             .57               .63                    .40
Net realized and unrealized
     gain (loss) on investments                   --             .05               .29                   (.52)
Total from investment operations                 .28             .62               .92                   (.12)
Less distributions from:
     Net investment income                      (.28)           (.57)             (.63)                  (.40)
Change in net asset value                         --             .05               .29                   (.52)

Net asset value, end of period                $11.88          $11.88            $11.83                 $11.54

Total Return (b)                             2.34%           5.37%              8.22%                    (.95%)

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                   4.64%(c)         4.80%              5.41%                5.09%(c)
     Expenses, after expense reductions       .78%(c)          .61%               .38%                 .25%(c)
     Expenses, before expense reductions     1.10%(c)         1.34%              1.44%                1.95%(c)
Portfolio turnover rate                     48.04%           77.12%             89.60%               19.94%

Net assets at end of period (000)             $22,548         $19,501            $14,822              $8,076


(a)  Commencement of operations.
(b)  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.




Thornburg Florida Intermediate Municipal Fund

Per share operating performance
(for a share outstanding                      Four Month                                         Period from
throughout the period)                       Period Ended          Year Ended                  September 1, (a)
                                             January 31,          September 30,                to September 30,
                                                1996                  1995                          1994
--------------------------------------------------------------------------------------------------------------

Class of Shares:                                C**                B*           C                B             C

Net asset value, beginning of period          $11.86            $11.55        $11.54          $11.72        $11.72
Income from investment operations:
Net investment income                            .31               .55           .55             .05           .05
Net realized and unrealized
      gain (loss) on investments                (.02)              .28           .32            (.17)         (.18)
Total from investment operations                 .29               .83           .87            (.12)         (.13)
Less distributions from:
      Net investment income                     (.31)             (.55)         (.55)           (.05)         (.05)
Change in net asset value                       (.02)              .28           .32            (.17)         (.18)

Net asset value, end of period                $11.84            $11.83        $11.86          $11.55        $11.54

Total return (b)                               2.47%            7.55%           7.74%          (1.02%)       (1.10%)
Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                  4.46%(c)           4.69%            4.65%           4.80%(c)      4.89%(c)
Expenses, after expense reductions           .97%(c)           1.08%            1.08%           1.05%(c)      1.10%(c)
Expenses, before expense reductions         6.03%(c)           5.35%           19.08%           7.80%(c)     40.31%(c)

Portfolio turnover rate                    77.12%             89.60%           89.60%          19.94%        19.94%
Net assets
at end of period (000)                        $0                $0              $259             $20         $109

(a)  Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.
 * On September 28, 1995, all Class B shares were converted into Class A shares. **On January 31, 1996, all Class C shares were converted into Class A shares.


s c h e d u l e  o f   i n v e s t m e n t s

Thornburg Florida Intermediate Municipal Fund
March 31, 1997 CUSIPS:  Class A - 885-215-707; NASDAQ Symbols:  Class A - THFLX

$200,000        Alachua County Health Facilities Revenue, 7.00% due 12/1/01 (Shands Hospital &
                Clinics Project; Escrowed to Maturity) ................................................         NR/ AAA      209,312
225,000         Brevard County Health Facilities Authority, 5.40% due 10/1/03 .........................         A1/NR        226,962
835,000         Brevard County Tourist Development Tax Revenue Series 1993, 6.325% due 3/1/03
                (Florida Marlins' Training Facility Project) ..........................................         NR/NR        853,963
300,000         Broward County Education Facilities Authority Series 1994, 5.60% due 4/1/04
                (Nova Southeastern University Project; Connie Lee guaranteed) .........................         NR/AAA       309,450
570,000         Broward County Health Facilities Authority, 7.00% due 8/15/11
                (North Beach Hospital Project; Insured: MBIA) .........................................         Aaa/AAA      621,066
725,000         Broward County Housing Finance Authority Home Mortgage Revenue, 0% due 4/1/14 .........         A1/BBB       129,362
200,000         Cape Coral Special Obligation Wastewater Revenue, 5.625% due 7/1/00
                (Green Area Project; Insured: FSA) ....................................................         Aaa/AAA      205,560
300,000         Cape Coral Special Obligation Wastewater Revenue, 5.75% due 7/1/01
                (Green Area Project; Insured: FSA) ....................................................         Aaa/AAA      310,932
150,000         Cape Coral Special Obligation Wastewater Revenue, 6.00% due 7/1/03
                (Green Area Project; Insured: FSA) ....................................................         Aaa/AAA      157,870
690,000         Cape Coral Special Obligation Wastewater Revenue, 6.10% due 7/1/05
                (Green Area Project; Insured: FSA) ....................................................         Aaa/AAA      718,014
900,000         Clermont Water & Sewer Revenue & Refunding, 5.00% due 12/1/00 .........................         NR/NR        900,837
810,000         Dade County Guaranteed Entitlement Revenue, 9.75% due 2/1/03, pre-refunded 2/1/00 @ 103,
                (Insured: AMBAC) ......................................................................         Aaa/AAA      911,882
230,000         Dade County Health Facilities Revenue - Catholic Health, 7.50% due 8/15/00
                (LOC: Allied Irish Bank) ..............................................................         A1/ NR       243,023
 85,000         Duval County Single Family Housing Revenue, 0% due 5/15/16, put 11/15/97 ..............         Aaa/AAA       79,874
700,000         Escambia County Health Facilities Revenue, 8.70% due 10/1/14 ..........................         NR/BBB+      751,051
130,000         Escambia County Housing Finance Authority Single Family Mortgage Series C,
                7.50% due 10/1/12 .....................................................................         Aaa/NR       135,710
175,000         Escambia Housing Finance Authority, 6.15% due 4/1/00 (Insured: GNMA) ..................         Aaa/AAA      179,203
985,000         Florida Housing Finance Authority Series 94-B, 5.70% due 10/1/24, mandatory put 10/1/04
                (Plantation Colony Project; FNMA Guaranteed) ..........................................         NR/AAA     1,015,269
750,000         Florida Housing Finance Agency Multifamily Housing Revenue Series 1995 D, 5.10%
                due 4/1/13, put 4/1/02 (Park Colony Project; LOC: Mellon Bank) ........................         A+/A1        756,015
1,000,000       Florida Housing Finance Agency Multifamily Housing Revenue Series 1983 F, 5.35%
                due 12/1/05, mandatory put 6/1/00 (Insured: Connecticut General) ......................         NR/AA      1,011,740
380,000         Florida State Housing Finance Agency Revenue, 5.03% due 12/1/04 (Insured: AMBAC) ......         Aaa/AAA      379,259
 60,000         Florida Housing Finance Authority Capital Appreciation Residential Mortgage
                Revenue, 0% due 7/15/01 (LOC: Citibank) ...............................................         NR/AA         38,090
1,000,000       Florida Housing Development Authority, 6.25% due 12/1/06 (Hammock's Place Project) ....         NR/AAA     1,039,610
215,000         Florida Housing Finance Authority, 7.65% due 6/1/99 (GNMA guaranteed) .................         Aaa/NR       221,347
1,000,000       Florida State General Obligation Highway Revenue, 5.80% due 10/1/00 ...................         Aa/AA      1,015,890
220,000         Florida State Board of Education Series D, 6.20% due 5/1/07, Escowed to Maturity (Insured: MBIA)Aaa/AAA      224,145
255,000         Florida State Certificate of Participation, 6.05% due 11/15/97
                (Consolidated Equipment Financing Program Project) ....................................         A/A+         258,238
720,000         Florida State Certificate of Participation, 6.05% due 5/15/97
                (Consolidated Equipment Financing Program Project) ....................................         A/A+         721,850
345,000         Florida State Certificate of Participation, 6.10% due 5/15/98
                (Consolidated Equipment Financing Program Project) ....................................         A/A+         352,262
200,000         Florida State Department Corrections Certificate of Participation Okeechobee Correctional,
                5.90% due 3/1/04 (Insured: AMBAC) .....................................................         Aaa/AAA      210,406
300,000         Hernando County Industrial Development Revenue, 8.50% due 12/1/14
                (Florida Crushed Stone Project) .......................................................         NR/NR        331,452
100,000         Hillsborough County IDA, 3.70% due 9/1/25, put 4/01/97 (Daily Demand Notes) ...........         AA-/Aa2      100,000
1,000,000       Hillsborough County Industrial Development Authority, 5.50% due 8/15/06
                (University Community Hospital Inc. Project; Insured: MBIA) ...........................         Aaa/AAA    1,024,200
115,000         Indian River County Capital Improvement Revenue Refunding, 8.75% due 9/1/97 (Insured: MBIA)     Aaa/AAA      117,174
600,000         Jacksonville Health Facilities Industrial Development Revenue, 8.00% due 12/1/15
                (National Benevolent Association Project) .............................................         Baa1/BBB+    666,132
150,000         Jacksonville Health Facilities Industrial Development Revenue, 5.70% due 12/1/04
                (National Benevolent Association Project) .............................................         Baa1/NR      151,284
100,000         Jacksonville Health Facilities Industrial Development Revenue, 6.00% due 12/1/09
                (National Benevolent Association Project) .............................................         Baa1/NR       99,639
100,000         Jacksonville Health Facilities Industrial Development Revenue, 6.05% due 12/1/10
                (National Benevolent Association Project) .............................................         Baa1/NR       99,567
375,000         Jacksonville Housing Revenue Refunding, 5.125% due 9/20/04
                (Windmere Manor Apartments Project; GNMA guaranteed) ..................................         NR/AAA       376,958
250,000         Jacksonville Loan Obligation Water & Sewer Revenue, 5.30% due 4/1/99 (Insured: MBIA) ..         Aaa/AAA      250,158
100,000         Jacksonville Loan Obligation Custody Receipts, 6.10% due 4/1/01 (Insured: MBIA) .......         Aaa/AAA      100,112
230,000         Miramar Wastewater Improvement Assessment Revenue, 6.00% due 10/1/02 (Insured: FGIC) ..         Aaa/AAA      242,183
 50,000         Okaloosa County Custody Receipts, 6.10% due 4/1/02 (Insured: MBIA) ....................         Aaa/AAA       50,064
410,000         Orange County Housing Finance Authority, 6.10% due 10/1/05
                (GNMA/FNMA guaranteed) ................................................................         Aaa/AAA      417,446
115,000         Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/04
                (Evangelical Good Samaritan Project; Insured: AMBAC) ..................................         Aaa/AAA      119,600
195,000         Palm Bay Lease Revenue Refunding, 6.40% due 9/1/04
                (Florida Education and Research Foundation Project) ...................................         Baa/NR       199,836
205,000         Palm Bay Lease Revenue Refunding, 6.50% due 9/1/05
                (Florida Education and Research Foundation Project) ...................................         Baa/NR       209,106
515,000         Palm Beach County Industrial Development Revenue Series 1996, 6.10% due 12/1/07
                (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank) ................         NR/A+        527,854
270,000         Palm Beach County Industrial Development Revenue Series 1996, 6.20% due 12/1/08
                (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank) ................         NR/A+        277,560
900,000         Pinellas County Housing Finance Authority Series 1994-A, 5.75% due 8/1/01
                (GNMA/FNMA guaranteed) ................................................................         Aaa/NR       915,840
800,000         Pinellas County Educational Facilities Authority Revenue , 8.00% due 2/1/11
                (Clearwater Christian College Project) ................................................         NR/NR        796,560
500,000         Port St. Lucie Utility System Revenue Series 1996-A, 0% due 9/1/07 (Insured FGIC) .....         Aaa/AAA      291,130
500,000         Seminole County School Board Certificate of Participation, 5.75% due 7/1/06 (Insured: MBIA)     Aaa/AAA      523,310


                                                     TOTAL INVESTMENTS $21,751,652                                       $22,075,357

                  * The cost for Federal income taxes is the same. +Credit ratings are unauduted.
                    See notes to financial statements.


Thornburg Family of Funds


Thornburg Limited Term Municipal Fund - National Portfolio
LTMFX is an open end mutual fund which invests in a laddered portfolio of municipal obligations from throughout the U.S. The Fund has an average maturity of 5 years or less.

Thornburg Limited Term Municipal Fund - California Portfolio LTCAX, a single state companion portfolio to LTMFX, offers California investors double tax-free** yields in a laddered, short maturity portfolio. The Fund has an average maturity of 5 years or less.

Thornburg Intermediate Municipal Fund. THIMX is an open end mutual fund which invests in a laddered portfolio of municipal obligations from throughout the U.S. The Fund has an average maturity of 10 years or less.

Thornburg Florida Intermediate Municipal Fund   Thornburg Florida Intermediate
Fund, a single state companion fund to THIMX, offers Florida investors a balanced approach to double tax-free** yields. The Fund has an average maturity of 10 years or less. Thornburg New Mexico Intermediate Municipal Fund THNMX, a single state companion fund to THIMX, offers New Mexico investors a balanced approach to double tax-free** yields. The Fund has an average maturity of 10 years or less. Thornburg Limited Term U.S. Government Fund LTUSX is an open end mutual fund which invests in short to intermediate obligations issued by the U.S. Government, its agencies or instrumentalities***. It has an average maturity of 5 years or less. It is particularly suitable for your IRA, Keogh Plan, Pension Plan, or Profit Sharing Plan. Thornburg Limited Term Income Fund THIFX is an open end mutual fund which invests in a wide variety of taxable, investment grade, short to intermediate obligations. The Fund keeps a weighted average maturity of 5 years or less. It is also suitable for your IRA, Keogh Plan, Pension Plan, or Profit Sharing Plan. Thornburg Value Fund A mutual fund that invests primarily in domestic equities selected on a compelling value basis using traditional fundamental research evaluation methods.